EAGLE BULK


STAMFORD EAGLE
MAJURO

Fourth Quarter 2016 Earnings Presentation

31 March 2017

Disclaimer

This presentation contains certain statements that may be deemed to be "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, and are intended to be covered by the safe harbor provided for under these sections. These statements may include words such as "believe," "estimate," "project," "intend," "expect," "plan," "anticipate," and similar expressions in connection with any discussion of the timing or nature of future operating or financial performance or other events. Forward-looking statements reflect management's current expectations and observations with respect to future events and financial performance. Where we express an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, our forward-looking statements are subject to risks, uncertainties, and other factors, which could cause actual results to differ materially from future results expressed, projected, or implied by those forward-looking statements.

The forward-looking statements in this presentation are based upon various assumptions, many of which are based, in turn, upon further assumptions, including without limitation, examination of historical operating trends, data contained in our records and other data available from third parties. Although Eagle Bulk Shipping Inc. believes that these assumptions were reasonable when made, because these assumptions are inherently subject to significant uncertainties and contingencies which are difficult or impossible to predict and are beyond our control, Eagle Bulk Shipping Inc. cannot assure you that it will achieve or accomplish these expectations, beliefs or projections.

The principal factors that affect our financial position, results of operations and cash flows include, charter market rates, which have declined significantly from historic highs, periods of charter hire, vessel operating expenses and voyage costs, which are incurred primarily in U.S. dollars, depreciation expenses, which are a function of the cost of our vessels, significant vessel improvement costs and our vessels' estimated useful lives, and financing costs related to our indebtedness. Our actual results may differ materially from those anticipated in these forward- looking statements as a result of certain factors which could include the following: (i) changes in demand in the dry bulk market, including, without limitation, changes in production of, or demand for, commodities and bulk cargoes, generally or in particular regions; (ii) greater than anticipated levels of dry bulk vessel new building orders or lower than anticipated rates of dry bulk vessel scrapping; (iii) changes in rules and regulations applicable to the dry bulk industry, including, without limitation, legislation adopted by international bodies or organizations such as the International Maritime Organization and the European Union or by individual countries; (iv) actions taken by regulatory authorities; (v) changes in trading patterns significantly impacting overall dry bulk tonnage requirements; (vi) changes in the typical seasonal variations in dry bulk charter rates; (vii) changes in the cost of other modes of bulk commodity transportation; (viii) changes in general domestic and international political conditions; (ix) changes in the condition of the Company's vessels or applicable maintenance or regulatory standards (which may affect, among other things, our anticipated drydocking costs); (x) the outcome of legal proceedings in which we are involved; and (xi) and other factors listed from time to time in our filings with the SEC.

We disclaim any intent or obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable security laws.

Agenda

1 Highlights

2 Financial

3 Company

5 Industry

6 Q&A

Highlights

BSI Continues to Recover



Baltic Supramax Index (BSI) vs. BDI
4q16
$23,000
$21,000
$19,000
$17,000
$15,000
$13,000
$11,000
$9,000
$7,000
$5,000
$3,000
$1,000
2,400
2,200
2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
Mar-12
Sep-12
Mar-13
Sep-13
Mar-14
Sep-14
Mar-15
Sep-15
Mar-16
Sep-16
Mar-17
BDI (RHS)
BSI S2 Pac R/V (LHS)
BSI S4ab Atl R/V (LHS)
BSI (LHS)

- Source(s): Clarksons

Earnings Recovering | Strategy Being Executed

4q16 Earnings

- Net revenues (adjusted for voyage expenses and charter hire) of $21.8 million
- Net loss of $19.5 million, or $0.41 per share
  - Non-cash impairment on owned-vessels of $122.9 million
  - Net reported loss (including non-cash impairment) of $142.4 million

Finance

- Closed on $100 million Private Placement common stock offering (1q17)

Business

- Continue to build-out commercial platform and increased operating activity
- Received the Green Ship Technology Award for the Green Shipowner for achievements in fleet optimization and efficiency

S&P / M&A

- Reached an agreement to acquire 9 CROWN-63 Ultramax vessels from Greenship Bulk (1q17)
- Sold the Redwing (53k DWT / 2007-built) (1q17)
- Executed MOA for the sale of the Sparrow (50k DWT / 2000-built) (1q17)

Greenship Fleet Acquisition Adds Significant Scale

Vessels Purchased

Vessel	Closed / Closing	Stats				Assessment
		DWT	Yard	Built	Age	Purchase Price
1 Stamford Eagle	Nov-16	61,530	NACKS	2016	1.0	$ 18,850.0
2 Singapore Eagle	Jan-17	63,386	Chengxi	2017	-	$ 17,900.0
3 Stonington Eagle	expected between April and September, 2017	63,301	Dayang	2012	5.0	$ 153,000.0
4 Fairfield Eagle		63,301	Dayang	2013	4.0	
5 Grenwich Eagle		63,301	Dayang	2013	4.0	
6 Groton Eagle		63,301	Dayang	2013	4.0	
7 Madison Eagle		63,258	Dayang	2013	4.0	
8 Mystic Eagle		63,301	Dayang	2013	4.0	
9 Rowayton Eagle		63,301	Dayang	2013	4.0	
10 Southport Eagle		63,301	Dayang	2013	4.0	
11 Westport Eagle		63,344	Zhejiang	2015	2.0	
AVERAGE / TOTAL		**63,148**		**2014**	**3.3**	**$ 189,750.0**

Renewing fleet with quality Ultramax tonnage

Continue to Divest Older and Smaller Vessels

Vessels Sold

Vessel	Closed / Closing	Stats					Assessment	
		DWT	Yard	Built	Age	NEXT DD	Sale Price	DD estimate
1 Peregrine	Apr-16	50,913	Oshima	2001	15.0	Jun-16	$ 2,750.0	$ 650.0
2 Falcon	Jun-16	50,296	Mitsui	2001	15.0	Oct-16	$ 3,300.0	$ 650.0
3 Harrier	Jul-16	50,296	Mitsui	2001	15.0	Sep-16	$ 3,300.0	$ 650.0
4 Kittiwake	Sep-16	53,146	Imabari	2002	14.0	Jun-17	$ 4,250.0	$ 650.0
5 Redwing	Jan-17	53,411	Chengxi	2007	10.0	Jul-17	$ 6,120.0	$ 650.0
6 Sparrow	Apr-17	48,225	Oshima	2000	17.0	Jul-17	$ 5,100.0	$ 650.0
AVERAGE / TOTAL		**51,048**		**2002**	**14.3**		**$ 24,820.0**	**$ 3,900.0**

- Repaid approximately $11 million in debt
- Saved over $4 million from not incurring mandatory CAPEX coming due on ships sold

EAGLE BULK

Owned Fleet Profile (Pro-forma After Deliveries)

VESSEL COUNT	49		DWT	2.8 million		AGE	7.8 years

Fleet Age Distribution



25
20
15
10
5
-
11
22
5
1
1
6
1
4
4
<5
5-7.5
7.5-10
10-12.5
12.5-15
>15
Static
Sold
Marketing for sale
Bought

- Greenship vessels are delivering to Eagle between April and September

Financial

Earnings

$ Thousands	4Q16	3Q16	4Q15	2016	2015
REVENUES, net of commissions	41,836	35,788	25,741	124,493	103,857
EXPENSES					
Voyage expenses	14,192	11,208	10,292	42,094	23,832
Vessel expenses	17,234	17,708	23,205	74,017	86,329
Charter hire expenses	5,866	3,822	428	12,845	4,126
Depreciation and amortization	9,979	9,854	10,261	38,884	43,001
General and administrative expenses	7,476	5,224	7,350	22,906	25,537
Refinancing charges	-	(5)	-	5,869	-
(Gain) / Loss on sale of vessels	-	(299)	-	102	5,697
Total operating expenses	54,747	47,512	51,536	196,717	188,522
OPERATING LOSS	**(12,911)**	**(11,724)**	**(25,795)**	**(72,224)**	**(84,665)**
OTHER EXPENSES					
Interest expense (cash), net	2,536	2,394	2,365	9,723	9,775
Non Cash Interest Expense	3,985	4,952	362	11,860	2,146
Other expense	97	289	350	687	838
Total other expense, net	6,618	7,635	3,077	22,270	12,759
Net Loss before Vessel Impairment	**(19,529)**	**(19,359)**	**(28,872)**	**(94,494)**	**(97,424)**
Vessel Impairment	122,861	-	50,873	129,028	50,873
Net Loss after Vessel Impairment	**(142,389)**	**(19,359)**	**(79,745)**	**(223,522)**	**(148,297)**

EAGLE BULK

Cash Flow


2016 Cash Flow from Operations - Quarterly
$ Millions
Q1.16
Q2.16
Q3.16
Q4.16
-20
-13
-7
-5


2016 Cash Flow Change
$ Millions
140
120
100
80
60
40
20
-
25
124
-153
-4
13
-22
24
-13
-1
86
77
Cash at beginning of period
Revenues
Operating & DD Expenditures
Changes in working capital
Vessels Sale, net
Vessels Purchase & Improvement
Loan proceeds & repayments
Interests
Other expenses
Common stock placement
Cash at ending of period

EAGLE BULK

Balance Sheet + Liquidity Position

$ Thousands

	December 31, 2016
Cash	76,516
Debt	276,427
Stockholder's Equity	400,483
Capitalization	600,393
Net Debt / Capitalization	**46%**

$ Thousands

Total Liquidity as of Dec 31	101,516
Cash	76,516
Undrawn availability	25,000



Debt Maturity
250,000
200,000
150,000
100,000
50,000
0
Q4.16
2017
2018
2019
2020
1st Lien Facility
2nd Lien Facility



Liquidity Position as of
140,000
120,000
100,000
80,000
60,000
40,000
20,000
0
Mar 31, 2016
Jun 30, 2016
Sep 30, 2016
Dec 31, 2016
Cash
Revolver Availaility

EAGLE BULK

2016 Cash Breakeven per Vessel per Day

	2016	2015
OPERATING		
Vessel Expenses	$ 4,803	$ 5,239
Drydocking	243	688
G&A*	1,246	1,334
Total Operating	**6,292**	**7,261**
DEBT SERVICE		
Interest expense	**631**	**604**
TOTAL CASH BREAKEVEN	**$ 6,923**	**$ 7,865**



2016
Drydocking 4%
G&A* 18%
Vessel Expenses 69%
Interest expense 9%



$8,000
$6,000
$4,000
$2,000
$-
2015
2016
Vessel Expenses
Drydocking
G&A
Interest expense

- Excluding one time expenses relating to redundancies and extraordinary legal expenses

EAGLE BULK

Company

Continuing to Improve Revenue Performance

- Actively managing fleet geographic distribution in order to maximize value
  - Capitalized on the large Atlantic "premium" by having the majority of ships in the Atlantic during Q4 and into Q1

- Opportunistically building our charter-in fleet to complement Eagle's owned vessels
  - Currently 3 Ultramaxes on 1 year period charters
  - Plus 8 ships on short term time charter-in effecting arbitrage voyages

Atlantic vs. Pacific Premium



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
-10%
-20%
1q12
1q13
1q14
1q15
1q16
1q17
Actual
Historical Average

Eagle Bulk TCE*



$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
1q16
2q16
3q16
4q16
1q17

EAGLE BULK

- Source(s): Clarksons
- 1q17 TCE is unaudited/estimated as of 3/24/17

Efficiencies in OPEX Resulting in Large Savings

2016 by Quarter


$5,300
$5,200
$5,100
$5,000
$4,900
$4,800
$4,700
$4,600
$4,500
$4,400
$4,300
$46
$5,069
$6
$4,713
$29
$4,594
$175
$4,563
Budget
1q16a
2q16a
3q16a
4q16a
Recurring
Extraordinary
Budget

By Year


$5,300
$5,200
$5,100
$5,000
$4,900
$4,800
$4,700
$4,600
$4,500
$4,400
$4,300
$5,239
$63
$4,741
$4,633
2015a
2016a
2017b
Recurring
Extraordinary

- FY16 Y/Y savings of over $7 million
- 4q16 includes upgrades/extraordinary items equating to $175/vessel per day for hull painting
  - FY16 includes upgrades/extraordinary items equating to $63/vessel per day

EAGLE BULK

- FY16 data excludes Q2 and Q3 expense impacts related to vessel IT upgrades- amounts were reversed and capitalized in Q4

Drydock Schedule



# of Drydocks
16
14
12
10
8
6
4
2
0
2016a
2017f
2018f
2019f

Industry

YTD Scrapping at Healthy Levels But Cooling Off

Historical Scrapping (DWT)


35
30
25
20
15
10
5
0
7%
6%
5%
4%
3%
2%
1%
0%
1977
1982
1987
1992
1997
2002
2007
2012
2017e
Scrapping (LHS)
Scrapping as a % of Fleet (RHS)

Demolition for FY17 estimated at 3% of the fleet

- Source(s): Clarksons

Orderbook Now Stands at 8% of the Fleet

New Orders vs. BDI



8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
180
160
140
120
100
80
60
40
20
0
2001
2006
2011
2016
New Orders (DWT) (RHS)
BDI (LHS)

Orderbook



350
300
250
200
150
100
50
0
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2001
2006
2011
2016
Orderbook (LHS)
Orderbook as a % of OTW Fleet (RHS)

- Source(s): Clarksons

Chinese Demand-Iron Ore Remains Strong

Iron Ore Imports


100
90
80
70
60
50
Dec-12
Dec-13
Dec-14
Dec-15
Dec-16
Actual
Period Average

Coal Imports


30
25
20
15
10
5
Feb-12
Feb-13
Feb-14
Feb-15
Feb-16
Feb-17
Actual
Period Average

Iron Ore Inventories


130
120
110
100
90
80
70
60
Mar-12
Mar-13
Mar-14
Mar-15
Mar-16
Mar-17
Actual
Period Average

Coastal Bulk Freight Index


1,500
1,400
1,300
1,200
1,100
1,000
900
800
700
Mar-12
Mar-13
Mar-14
Mar-15
Mar-16
Mar-17
Actual
Period Average

EAGLE BULK

- Trade figures in million MTs
- Source(s): Bloomberg, Clarksons

Grain Fundamentals

Chinese Soybean Imports



90
85
80
75
70
65
60
55
50
Dec-12
Dec-13
Dec-14
Dec-15
Dec-16
Dec-17
Actual
Period Average

U.S Grain Exports



+9.3% Y/Y
70
60
50
40
30
20
10
Dec-12
Dec-13
Dec-14
Dec-15
Dec-16
Actual
Period Average

- Trade figures in million MTs
- Source(s): Bloomberg, Clarksons

Minor Bulk Fundamentals

U.S. Petcoke Exports



450
400
350
300
250
200
150
100
Jan-12
Jan-13
Jan-14
Jan-15
Jan-16
Jan-17
Actual
Period Average

U.S Cement Imports



13
12
11
10
9
8
7
6
5
4
Dec-12
Dec-13
Dec-14
Dec-15
Dec-16
Actual
Period Average

U.S. Petcoke Exports by Destination



7.0
6.0
5.0
4.0
3.0
2.0
1.0
-
2011
2012
2013
2014
2015
2016
India
Japan
Turkey

Chinese Steel Exports



12
10
8
6
4
2
0
Jan-12
Jan-13
Jan-14
Jan-15
Jan-16
Jan-17
Actual
Period Average

EAGLE BULK

- Trade figures in million MTs
- Source(s): Bloomberg, Clarksons

Global Growth and Drybulk Expected to Improve

Annualized Growth Rates			
	2013-2015	2016	2017f
Global GDP	3.3%	3.1%	3.4%
China	7.3%	6.7%	6.5%
India	7.1%	6.6%	7.2%
Drybulk Trade	3.5%	1.2%	2.0%
Coal	0.5%	0.0%	0.4%
Iron Ore	7.2%	3.6%	3.8%
Minor Bulks	2.4%	0.0%	1.2%



Drybulk Trade vs. Global GDP
Dotted line represents projected Drybulk Trade growth basis reversion to Drybulk Trade / GDP ratio historical average
14%
12%
10%
8%
6%
4%
2%
0%
-2%
-4%
2.50
2.25
2.00
1.75
1.50
1.25
1.00
0.75
0.50
0.25
-
(0.25)
2002
2004
2006
2010
2012
2014
2016
2018
2020
Drybulk Trade / Global GDP Ratio (RHS)
Global GDP Y/Y % (LHS)
Drybulk Trade Y/Y % (LHS)
DT/GDP Ratio Historical Average (RHS)

- Drybulk Trade / Global GDP Ratio for 2009 extracted from Historical Average calculation
- Source(s): Clarksons, IMF

Forward Curve Is Relatively Flat – But Elevated

BSI + FFA Curves


$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
Mar-15
Mar-16
Mar-17
Mar-18
Mar-19
Mar-20
Mar-21
Spot
FFA as of November 2016
FFA as of March 2017

- Source(s): Clarksons

Q&A

APPENDIX

Owned Fleet*

VESSEL COUNT	49		DWT	2.8 million		AGE	7.8 years

VESSEL	DWT	BUILT	VESSEL	DWT	BUILT	VESSEL	DWT	BUILT	VESSEL	DWT	BUILT
Singapore Eagle	63,386	2017	Puffin Bulker	57,809	2011	Imperial Eagle	55,989	2010	Wren	53,349	2007
Stamford Eagle	61,530	2016	Petrel Bulker	57,809	2011	Avocet	53,462	2010	Jaeger	52,248	2004
Westport Eagle	63,344	2015	Owl	57,809	2011	Thrasher	53,360	2010	Kestrel I	50,326	2004
Fairfield Eagle	63,301	2013	Oriole	57,809	2011	Golden Eagle	55,989	2010	Skua	53,350	2003
Greenwich Eagle	63,301	2013	Nighthawk	57,809	2011	Egret Bulker	57,809	2010	Shrike	53,343	2003
Groton Eagle	63,301	2013	Thrush	53,297	2011	Crane	57,809	2009	Tern	50,200	2003
Madison Eagle	63,258	2013	Martin	57,809	2010	Canary	57,809	2009	Goldeneye	52,421	2002
Mystic Eagle	63,301	2013	Kingfisher	57,776	2010	Bittern	57,809	2009	Osprey I	50,206	2002
Rowayton Eagle	63,301	2013	Jay	57,802	2010	Stellar Eagle	55,989	2009	Condor	50,296	2001
Southport Eagle	63,301	2013	Ibis Bulker	57,775	2010	Crested Eagle	55,989	2008	Hawk I	50,296	2001
Stonington Eagle	63,301	2012	Grebe Bulker	57,809	2010	Crowned Eagle	55,940	2008	Merlin	50,296	2001
Sandpiper Bulker	57,809	2011	Gannet Bulker	57,809	2010	Woodstar	53,390	2008	Cardinal	55,362	2004
Roadrunner Bulker	57,809	2011									

One of the largest owners of Supramaxes globally

- Greenship vessels are delivering to Eagle between April and September

www.eagleships.com